CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2021

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended March 31, 2021 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Mar. 31, 2021	Dec. 31, 2020	Mar. 31, 2020
Net assets	$1,180,829,973	$1,036,336,494	$813,963,233
Net assets per share of Common Stock	$44.99	$39.49	$31.55
Shares of Common Stock outstanding	26,243,903	26,240,403	25,798,210

Comparative operating results are as follows:

	Three months ended March 31,
	2021		2020
Net investment income	$11,765,031		$9,213,865
Per share of Common Stock	.45	*	.36 *
Net realized gain on sale of investments	15,232,672		5,089,546
Increase (decrease) in net unrealized appreciation of investments	117,364,888		(192,720,471)
Increase (decrease) in net assets resulting from operations	144,362,591		(178,417,060)

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

We are pleased to report that at the Corporation’s annual meeting on March 18, 2021, the stockholders elected eight directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year ending December 31, 2021.

During the quarter ended March 31, 2021, the Corporation did not purchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd   Andrew J. O’Neill

630 Fifth Avenue

New York, NY 10111

April 21, 2021

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PRINCIPAL PORTFOLIO CHANGES

January 1 to March 31, 2021

(unaudited)

	Number of Shares
	Purchased	Sold	Held March 31, 2021
Alibaba Group Holding Limited ADR	4,000		34,000
Aon plc Class A	5,000		150,000
Cogent Communications Holdings, Inc.	35,000		325,000
Coherent, Inc.		60,000	290,000
Facebook Inc. Class A	15,000		15,000
Intel Corporation		80,000	420,000
Keysight Technologies, Inc.		15,000	210,000
Mercadolibre, Inc.	1,000		4,000
Progressive Corporation	35,000		435,000
Rayonier Inc.		41,128	1,000,000

TEN LARGEST INVESTMENTS

March 31, 2021

(excluding short-term investments)

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired

	(millions)
The Plymouth Rock Company, Inc.	$0.7	$241.6	20.5%	1982
Coherent, Inc.	7.1	73.3	6.2	2007
Analog Devices, Inc.	5.8	69.0	5.8	1987
Alphabet Inc.	26.0	51.6	4.4	2015
Motorola Solutions, Inc.	11.9	47.0	4.0	2000
Hess Corporation	26.1	42.5	3.6	2017
American Express Company	27.3	42.4	3.6	2015
Capital One Financial Corporation	20.0	42.0	3.6	2013
Progressive Corporation	25.7	41.6	3.5	2015
The Charles Schwab Corporation	20.3	39.1	3.3	2016

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

David C. Colander

Jay R. Inglis

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

Wilmot H. Kidd, Chief Executive Officer

John C. Hill, President

Marlene A. Krumholz, Vice President and Secretary

Andrew J. O’Neill, Vice President

Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 505000, Louisville, KY 40233

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY